UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2022

Todos Medical Ltd.

(Exact name of registrant as specified in its charter)

Israel	000-56026	n/a
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

121 Derech Menachem Begin, 30th Floor

Tel Aviv, 6701203 Israel

(Address of principal executive offices)

Registrant’s telephone number, including area code: 972 (52) 642-0126

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 11, 2022, the Company entered into a Share Purchase Agreement (the “SPA”) with 3CL Sciences Ltd. (“3CL”), an Israeli corporation, and NLC Pharma Ltd. (“NLC”), an Israeli corporation, pursuant to which (a) 3CL Sciences will purchase all therapeutic, diagnostic, dietary supplement and pharmaceutical assets from NLC that relate to 3CL protease biology from NLC in exchange for a 100% equity interest in 3CL, (b) 3CL will allot 30.5% of its shares to the Company in exchange for a total cash commitment of $8 million, (c) NLC will sell 7.54% of 3CL’s issued and outstanding shares to the Company in exchange for a total cash commitment of $2 million, and (d) NLC will exchange 14.31% of 3CL’s issued and outstanding shares for ordinary shares of the Company having a market value of $3,800,000 on the day prior to the Closing, such that the Company will own 52% of 3CL’s issued and outstanding share capital and NLC will own 48% of 3CL’s issued and outstanding share capital. The Company and NLC have agreed to identify a seasoned biopharmaceutical CEO to manage 3CL going forward. The board of directors of 3CL Sciences will be made up of five (5) individuals: three (3) appointed by the Company and two (2) appointed by NLC.

A press release announcing the SPA is attached as Exhibit 99.1 to this Current Report on Form 8-K.

NLC and its affiliates have agreed that at no time shall the aggregate number of the Company’s ordinary shares voted by NLC, Dorit Arad, Avraham Marilus and their affiliates (combined) exceed 19.99% of the Company’s issued and outstanding ordinary shares on a non-diluted basis.

The foregoing description of the SPA does not purport to be complete and is qualified in its entirety by reference to the full text of the SPA, a form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Form 8-K is hereby incorporated into this Item 3.02.

The issuance of the securities described in item 1.01 was deemed to be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2) and Rule 506 promulgated thereunder.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

10.1	Securities Purchase Agreement
99.1	Press Release dated March 16, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2022

TODOS MEDICAL LTD.

By:	/s/ Gerald Commissiong
Gerald Commissiong
Chief Executive Officer

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